TIME WARNER TELECOM

Investor Presentation

November, 2001

Forward Looking Statement

"Statements made during today's presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to changes in economic, business, competitive, technological and/or regulatory factors. More detailed information about those factors is set forth in our most recent filings with the Securities and Exchange Commission, especially the section entitled Risk Factors in our Annual Report on Form 10-K for the year ended 2000.

Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise."

Company Overview

Larissa Herda

Chairman, CEO and President

What sets us apart . . .

- Solid balance sheet
- Fully funded business plan
- Unique collection of fiber-based local and regional assets
- Optimal cost structure for slower economic cycle
- Well positioned for economic turnaround

. . . Strong fundamentals

Our focus is long term …

- Quality customer base
- Industry-leading margins
- Focus on the bottom line
- Attention to Return On Capital

. . . Our business plan remains unchanged

Our network is in demand . . .



Seattle
Spokane
Portland/Vancouver
Boise
Sacramento
Oakland
San Francisco
Fresno
Bakersfield
San Luis Obispo
Santa Barbara
Los Angeles
Orange County
San Diego
Salt Lake City
Las Vegas
Phoenix
Tucson
Denver
National Operations Center
Albuquerque
Minneapolis
Milwaukee
Chicago
Indianapolis
Columbus
Dayton
Cincinnati
Rochester
Albany
New York
Northern New Jersey
Greensboro
Charlotte
Raleigh
Fayetteville
Columbia
Memphis
Atlanta
Dallas
Austin
San Antonio
Houston
Orlando
Tampa
Honolulu

Unique Assets

- Fiber-based facilities
- Denver and Atlanta now operational
- 9,500 local route miles
- 6,800 regional route miles
- 5 regional networks
- In 44 markets and 21 states

. . . In 44 markets

Extensive local assets . . .



Customer
Distribution
Ring
On-Fiber
Network
Customer
ILEC
Central Office
Type II
Customer
("off-net")
SONET Network
Backbone
TWTC
Central
Office
Class I
Data Center
Carrier
POP
(IXC, DSL,
CLEC, Wireless)

. . . To the end users

Our network is different . . .



TWTC Colo Area
TWTC
OC-48 Mux
M13
DS1
Diverse
Fiber Paths
ILEC
Central Office
TWTC
OC-48 Mux
2.5G
1 - OC-48
4 - OC-12
16 - OC-3
48 - DS-3
1344 - DS-1
Ethernet
On-Net
Customer
With On-Net & Type II, ability to reach 100% of targeted market
1.5Mb
1 - DS-1
Off-Net
Customer
SONET Network
Backbone
TWTC
Central
Office

. . . And, our margins reflect it!

Why we are successful …

- More than 4 years of strong revenue growth
- 10 quarters of positive EBITDA
- Industry leading margins
- Addition of 20 new markets in 2001
- Successful integration of acquired markets

. . . With our proven business plan

Positioned for Growth

- Our sales force increased nearly 80% this year
- We are expanding our 15 acquired markets
- We launched 5 new core markets this year
- Comprehensive voice, data and Internet solutions that highly leverage existing infrastructure
- We continue to deploy capital on a success-based formula

We have invested well . . .

<u>*GST acquired assets*</u>:

- Increased addressable market
- We achieved a national footprint
- Achieved operational efficiencies
- Redeployed and grew our leadership

. . . Our integration is on track

Our challenges . . .

Difficult economy	➡ Optimal cost structure positive EBITDA
Customer disconnects	➡ Stronger base
Intercarrier compensation	➡ Moving toward clarity
Customer concentration	➡ Over 35% of revenue is from Fortune 100 Companies
Competitive risks	➡ Incumbents hold 90+% Market Share

. . . Our success

How we are positioned for the current economy

- Market share
- Preserving our liquidity
- Leveraging our network

A case study . . .

- We are a fiber-based true alternative
- September 11 reinforces need for multiple local carriers
- Our Manhattan experience demonstrates our responsiveness

. . . Reinforces our strategy

TWTC: The bottom line . . .

- Positioned for the long-term with a clear strategy
- Experienced operator who understands ROI
- Conservative practices, sound disciplines
- A proven business plan - today!

. . . We understand the bottom line!

TIME WARNER TELECOM

Financial

David Rayner

Senior Vice President and CFO

Strong Track Record of Growth[1]



Quarterly Recurring Revenue & EBITDA
($MM)
175
155
135
115
95
75
55
35
15
-5
GST Acquisition Jan. 10, 2001
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
1999
2000
2001
Transport & Switched Revenue
Intercarrier Compensation
EBITDA

(1) *Includes recurring revenue from consolidated operations, and excludes reciprocal compensation from EBITDA*

Disconnects . . .

- Disconnects, carrier grooming and customer bankruptcies

  3rd Quarter ➡ $4 million loss of recurring revenue

  Last 6 Mos. ➡ $7 million loss of recurring revenue

- Expect disconnects to continue until economy improves
- Strong sales demand in Q3 generated replacement revenue

. . . Are difficult to predict in this economy

Revenue "At Risk"

- 4% of total recurring revenue represents Revenue "At Risk"[1]
- Defined as customers in bankruptcy proceedings
- Largest customer < 1% of total recurring revenue[1]

[1] *Of monthly recurring revenue for September, 2001.*

High Quality Customer & Revenue Mix (1)



Switched Access
Reciprocal Comp
6%
6%
12%
ISP – Tier I
End User
33%
3%
ISP – Tier II
40%
Carrier

(1) Recurring revenue from Consolidated Operations for three months ended September 30, 2001

Market Performance [1]

- Historically, markets have turned EBITDA positive within 18 months after launching service

- 26 of 44 markets [3] are EBITDA positive before corporate overhead
  - 19 markets were Free Cash-Flow Positive [2]

- 20 of 44 markets are EBITDA positive after corporate overhead

[1] *For the three months ended September 30, 2001, excluding non-recurring reciprocal compensation settlements*
[2] *Free Cash Flow is defined as EBITDA less capital expenditures before corporate overhead*
[3] *Markets include Atlanta and Denver launched in October*

TWTC: How we make business decisions . . .

New Service	Operating Costs
• Required business case	• Headcount controls
• Must exceed IRR Hurdle	• Streamlining of corporate functions
• Includes residual value and tax effect	• Strong oversight controls

. . . We are ROI focused

Fully Funded Business Plan

	Original Financing	Drawn as of 9/30/01	Available Financing
Revolver - Libor + 2.75%	$ 475	-0-	$ 475
Delayed Draw - Libor + 2.75% (1)	275	-0-	275
Term Loan B - Libor + 4.0%	250	250	-0-
	$1,000	$ 250	750
Cash at September 30, 2001			380
			$1,130

(1) Must draw by 1/10/03

Fully Funded Business Plan

$ in millions

- **Debt** [(1)]

High Yield	
9.75% Senior Unsecured Notes	$ 400
10.125% Senior Unsecured Notes	400
Senior Secured Debt	250
Capital Leases	15
Total Debt	$1,065

- **Equity** [(1)]

Stockholder's Equity	$ 979

- **Debt to Equity**[(1)] 1.09 : 1

[(1)] As of September 30, 2001

Our Key Debt Covenants

Key Ratios	Determined	9/30/01 Actual	In Compliance
Senior Leverage	Quarterly	less than 0(1) (not to exceed 4.5 to 1)	Yes
Consolidated Leverage	Quarterly	4.99 to 1.0 (not to exceed 13 to 1)	Yes
Consol. Interest Coverage	Quarterly	n/a - until 3Q02	N/A
Consolidated Debt Service	Quarterly	n/a - until 3Q04	N/A

(1) Because net senior debt is less than 0.

Outlook

	Q4-2001
◆ Revenue [1]	Flat to modest growth
◆ EBITDA	Flat to modest growth

	Full Year 2001
◆ Capital Expenditures	$450- $500 Million

[1] Before one-time settlements and non-recurring acquisition related revenue

Question and Answer

TIME WARNER TELECOM